SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): January 22, 2001


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



         0-26372                                            82-0429727
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       (Commission                                        (IRS Employer
       File Number)                                     Identification No.)


            349 Oyster Point Boulevard, Suite 200
                South San Francisco, CA                          94080
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           (Address of principal executive offices)           (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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ITEM 5:  OTHER EVENTS.

         Filed with this report as Exhibit 99.01 is a press release issued by the Registrant on January 22, 2001, announcing its intention to file a New Drug Application (NDA) with the U.S. Food and Drug Administration requesting marketing approval of its product Anogesic(R) (nitroglycerin ointment) for the treatment of pain associated with chronic anal fissures.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  --------

                  99.01 Press Release issued by the Registrant on January 22, 2001.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 22, 2001                    CELLEGY PHARMACEUTICALS, INC.




                                           By: /s/ Richard Juelis
                                              ---------------------------------
                                               A. Richard Juelis
                                               Vice President, Finance and Chief
                                               Financial Officer


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